UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 25, 2021
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.
Marathon Petroleum Corporation (the “Company”), in connection with the announced sale of the assets and liabilities constituting the Company’s convenience store business, including the sale of retail transportation fuel and the operation of convenience stores (the “Speedway Business”) to 7-Eleven, Inc., is providing the following information: (i) the unaudited combined financial statements and related notes of the Speedway Business as of September 30, 2020, 2019, which is furnished as Exhibit 99.1 to this Current Report; (ii) the audited combined financial statements and related notes of the Speedway Business for the years ended December 31, 2019, 2018 and 2017, which is furnished as Exhibit 99.2 to this Current Report; and (iii) the related management’s discussion and analysis of financial condition and results of operations of the Speedway Business, which is furnished as Exhibit 99.3 to this Current Report.

The information in this Item 2.02, including Exhibits 99.1, 99.2 and 99.3, of this Current Report on Form 8-K (this “Current Report”) is being “furnished” and shall not be deemed to be “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Interim Condensed Combined Financial Statements as of September 30, 2020 and December 31, 2019 and for the Nine Months Ended September 30, 2020 and 2019
99.2	Combined financial statements of the Speedway Business of Marathon Petroleum Corporation as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Speedway Business
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: January 25, 2021	By:	/s/ John J. Quaid
Name: John J. Quaid

Title: Senior Vice President and Controller